FOR IMMEDIATE RELEASE
Rockley Photonics Provides Business Update Following the U.S. Bureau of Industry and Security Action Relating to Its Joint Venture Partner
Adjusts Outlook for Full Year 2021 and 2022
Momentum in Core Business, Health and Wellness Sensing Platform Continues, Outlook Unchanged

OXFORD, England, and PASADENA, Calif., December 15, 2021 – Rockley Photonics (NYSE: RKLY) (“the Company” or “Rockley”), a global leader in photonics-based health monitoring and communications solutions, today announced its intention not to proceed, under current circumstances, with its data-communications-related technical sale to Hengtong Rockley Technology Co. Ltd., its joint venture (“the JV”) with Jiangsu Hengtong Optic-Electric Co., Ltd. (“Hengtong”). As a result, Rockley issued an updated business outlook for full year 2021 and 2022. The decision not to proceed with the sale is due to the U.S. Bureau of Industry and Security (BIS) of the U.S. Department of Commerce placing Hengtong and certain of its affiliates on the BIS “Entity List” with an effective date of December 17, 2021, which means the U.S. Export Administration Regulations (EAR) prohibits companies from providing products and technologies to organizations on the “Entity List” without prior authorization. The Company is currently reviewing its relationship with the JV and will make appropriate decisions based on its findings.
“Rockley’s primary focus has been and continues to be on the development and commercialization of our sensing platform in the health monitoring space. We continue to make outstanding progress in this arena, as outlined in our recent customer and technology announcements, and our outlook for this business continues to show momentum,” said Andrew Rickman, founder and chief executive officer of Rockley. “The technical sale to the JV was intended as an efficient way to monetize Rockley’s innovative data communications technology without distracting from our primary focus on our health and wellness solutions.”
Dr. Rickman went on to say, “We continue to fully comply with the regulations and have decided not to proceed with our technical sale to the JV under the current circumstances. The BIS action will require us to adjust our strategy for monetizing our communications technology. While we are disappointed in the near-term impact on our company, we believe that this decision will be a net positive for Rockley and will not affect the long-term outlook for our business because these solutions were not core to our future growth prospects. We will continue to focus our resources on bringing solutions to the health and wellness market to satisfy the significant consumer and medtech demand we have reported. We are evaluating options to monetize our ultra-high-speed fiber optic communication solutions, which we believe could have a net positive impact on our cash.”
Accordingly, the Company is updating its outlook for full year 2021 and full year 2022 to reflect its current expectations.

Revised Outlook for Full Year
	2021	2022
Revenue	$7 - $8 million	$25 - $30 million

As of September 30, 2021, the Company had cash, cash equivalents and investments of $125 million.

About Rockley Photonics
A global leader in photonics-based health monitoring and communications solutions, Rockley Photonics is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.
Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous Tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.
To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Note Regarding Forward-Looking Statements
Statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “accelerate,” “advance,” “allow,” “anticipate,” “believe,” “can,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expand, “expect,” “focus,” “forecast,” “future,” “goal,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “vision,” “will,” “would” or other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) Rockley’s continued focus on the commercialization of its platform in the health monitoring space and progress thereof; (b) the potential impact on Rockley’s business (including the JV, the Company’s review of its relationship with the JV, and the data communications business), focus, resource allocation, revenue, outlook, and prospects, as well as its business plan and goals in relation to the health and wellness market, as a result of its intention not to proceed with its data-communications-related technical sale to the JV and the placing of Hengtong and certain of its affiliates by the U.S. Bureau of Industry and Security (BIS) of the U.S. Department of Commerce on the Bureau’s Entity List; (c) Rockley’s strategy for monetizing its communications technology (d) Rockley’s outlook for 2021 and 2022; (e) the Company’s focus on efficiently deploying capital in the near-term and evaluation of options for its ultra-high-speed data communications solutions; (f) the anticipated aspects, focus, goals, opportunities, and benefits of Rockley’s silicon photonics solutions, including the potential to create an opportunity to revolutionize the data communications industry and accelerate the development and production of ultra-high-speed solutions for such market; (g) the anticipated and potential features and benefits of Rockley’s platform, products, and technology; (h) its development of a range of photonic integrated circuits and associated modules, sensors, and full-stack solutions; (i) Rockley’s belief that photonics will eventually become as pervasive as micro-electronics; and (j) Rockley’s potential to support hyper-scale manufacturing, address a multitude of high-volume markets, and deliver the complex optical systems required to bring transformational products to market.
Forward-looking statements are subject to several risks and uncertainties (many of which are beyond Rockley’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) Rockley’s ability to achieve customer acceptance and commercial production of its products and technology, including in a timely and cost-effective manner; (ii) Rockley’s ability to achieve customer design wins and convert memoranda of understanding and development contracts into production contracts; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) Rockley’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated therewith; (v) legal and regulatory risks; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) Rockley’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) Rockley’s financial performance; (ix) the impacts of COVID-19 on Rockley, its customers and suppliers, its target markets, and the global economy; (x) Rockley’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in Rockley’s stock price and Rockley’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) Rockley’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the current and future markets in which Rockley is or may be engaged; (xiv) risks related to competition and intellectual property; (xv) market opportunity and demand for Rockley’s products and technology, as well as the customer products into which Rockley’s products and technology are incorporated; (xvi) risks related to international operations; (xvii) risks related to cybersecurity, privacy, and infrastructure; (xviii) risks related to financial and accounting matters; (xix) general economic, financial, political, and business conditions, both domestic and foreign; (xx) Rockley’s ability to realize the anticipated benefits of its business combination with SC Health Corporation; and (xxi) Rockley’s ability to utilize its equity line of credit, as well as other factors described under the heading “Risk Factors” in Rockley’s quarterly report on Form 10-Q for the quarter ended September 30, 2021, and in other documents Rockley files with the Securities and Exchange Commission in the future.
The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on Rockley’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting Rockley will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and Rockley does not intend to any obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.
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Contact Information
Media
Justin Heath
Resonates
Telephone: +44 1635 898 698
Email: rockley@resonates.com

Investors
Gwyn Lauber
Rockley Photonics
Telephone: +1 626-995-0001
Email: investors@rockleyphotonics.com